Exhibit 99.1

FOR IMMEDIATE RELEASE

ICG ADDCAR SYSTEMS ACQUIRES INTERNATIONAL
PATENT RIGHTS TO ITS HIGHWALL MINING MACHINES

Scott Depot, West Virginia, September 15, 2009 – International Coal Group, Inc. (NYSE: ICO) announced today that its ICG ADDCAR Systems, LLC subsidiary, Ashland, KY, has acquired certain international patent rights that substantially expand its ability to manufacture and market its ADDCAR highwall mining system beyond North America.  Key coal-producing countries added to the ICG ADDCAR marketing area include China, Russia and South Africa.  The international patent rights were purchased from Addington International, LLC for an undisclosed sum.

With this acquisition, ICG ADDCAR is now entitled to manufacture and market its highwall mining system throughout North America, South America, Africa, Europe, and most of Asia.

“We are delighted to conclude this strategic acquisition for our ICG ADDCAR business unit,” said ICG CEO Ben Hatfield.  “The purchase of these international patent rights opens a number of new markets to ICG ADDCAR for the sale of its unique highwall mining technology.”

ICG ADDCAR manufactures three models of highwall mining systems, including its standard unit, a narrow-bench unit, and a newly developed steep-dip mining unit planned for deployment in British Columbia later this year.  Each system is capable of horizontally penetrating a coal seam up to depths of 1,600 feet and mining seam heights from three feet up to 30 feet.  The systems allow productive mining from the surface without large-scale surface disturbance.

“We believe the acquisition of these international patent rights will help the company grow its business beyond its historic base in the U.S. and Canada,” said Johnny Sturgill, ICG ADDCAR’s President and General Manager.

International Coal Group is a leading producer of coal in Northern and Central Appalachia and the Illinois Basin.  The Company has 13 active mining complexes, of which 12 are located in Northern and Central Appalachia, and one in Central Illinois. ICG’s mining operations and reserves are strategically located to serve utility, metallurgical and industrial customers domestically and internationally.

For more information, contact: Ira Gamm, vice president – investor and public relations, International Coal Group, at (304) 760-2619, or Bradley Lewis, director of marketing and sales, ICG ADDCAR Systems, at (606) 928-7237.

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Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; the impairment of the value of our long-lived and deferred tax assets; our liquidity, results of operations and financial condition; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2008 Annual Report on Form 10-K and in subsequent filing on Form 10-Q, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur. All data presented herein is as of September 15, 2009 unless otherwise noted.

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